                                                                    EXHIBIT 10.6


                          LOAN AND SECURITY AGREEMENT

                                by and between

                       HOMETEL PROVIDERS PARTNERS, L.P.

                                      and

                           ITC HOLDING COMPANY, INC.

                                  dated as of

                                April 11, 1994

                               TABLE OF CONTENTS
                               -----------------

                                                                         Page
                                                                         ----
SECTION 1.  GENERAL DEFINITIONS
            -------------------
     1.1.    Defined Terms...............................................  1
             -------------
     1.2.    Accounting Terms............................................  4
             ----------------
     1.3.    Other Terms.................................................  4
             -----------
     1.4.    Certain Matters of Construction.............................  4
             -------------------------------


SECTION 2.  LOAN FACILITY
            -------------

     2.1.    Loan Facility...............................................  5
             -------------
     2.2.    Availability and Drawing....................................  5
             ------------------------
     2.3.    Loan Account................................................  5
             ------------

SECTION 3.  SUBORDINATION PROVISIONS
            ------------------------

     3.1.   Agreement to Subordinate.....................................  5
            ------------------------

SECTION 4.  INTEREST AND REPAYMENT
            ----------------------

     4.1.    Interest and Charges........................................  6
             --------------------
     4.2.    Repayment...................................................  6
             ---------
     4.3.    Prepayment..................................................  6
             ----------

SECTION 5.  COLLATERAL:  GENERAL TERMS
            --------------------------

     5.1.    Security Interest in Collateral.............................  6
             -------------------------------
     5.2.    Representations, Warranties and Covenants -- Collateral.....  7
             -------------------------------------------------------
     5.3.    Financing Statements........................................  8
             --------------------
     5.4.    Insurance of Collateral.....................................  8
             -----------------------

SECTION 6.  REPRESENTATIONS AND WARRANTIES
            ------------------------------

     6.1.    Borrower's General Representations and Warranties...........  8
             -------------------------------------------------
     6.2.    Lender's Representations and Warranties..................... 10
             ---------------------------------------

     6.3.    Survival of Representations and Warranties.................. 11
             ------------------------------------------

SECTION 7.  COVENANTS AND CONTINUING AGREEMENTS
            -----------------------------------

     7.1.   Affirmative Covenants........................................ 11
            ---------------------
     7.2.   Negative Covenants........................................... 13
            ------------------


SECTION 8.  CONDITIONS PRECEDENT
            --------------------

   8.1.        Documentation............................................. 14
               -------------
   8.2.        Other Conditions.......................................... 15
               ----------------
   8.3.        Conditions to Subsequent Advances......................... 15
               ---------------------------------


SECTION 9.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES
            --------------------------------------
            ON DEFAULT
            ----------

   9.1.        Events of Default......................................... 16
               -----------------
   9.2.        Acceleration of the Obligations........................... 17
               -------------------------------
   9.3.        Remedies.................................................. 17
               --------
   9.4.        Remedies Cumulative; No Waiver............................ 18
               ------------------------------


SECTION 10.  MISCELLANEOUS
             -------------

   10.1.       Modification of Agreement................................. 19
               -------------------------
   10.2.       Waivers................................................... 19
               -------
   10.3.       Severability.............................................. 19
               ------------
   10.4.       Successors and Assigns.................................... 19
               ----------------------
   10.5.       Cumulative Effect; Conflict of Terms...................... 19
               ------------------------------------
   10.6.       Execution in Counterparts................................. 20
               -------------------------
   10.7.       Notice.................................................... 20
               ------
   10.8.       Time of Essence........................................... 20
               ---------------
   10.9.       Entire Agreement.......................................... 20
               ----------------
   10.10.      Governing Law............................................. 20
               -------------

SIGNATURES............................................................... 18

Exhibit A - Term Loan Note with Guarantee endorsed thereon
Exhibit B - Form of Draw Notice
Exhibit C - Principal Place of Business and Other Addresses
Exhibit D - Form of Legal Opinion

                          LOAN AND SECURITY AGREEMENT

          THIS LOAN AND SECURITY AGREEMENT is made as of the 11th day of April, 1994, by and between ITC HOLDING COMPANY, INC., a corporation organized and existing under the laws of the State of Georgia ("Lender"), and HOMETEL PROVIDERS PARTNERS, L.P., a limited partnership organized and existing under the laws of the State of Georgia ("Borrower").


SECTION 1.  GENERAL DEFINITIONS
----------  -------------------

     1.1. DEFINED TERMS  .  When used herein, the following terms shall have the
          -------------
following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

          ACCOUNTS - all accounts, accounts receivable for Inventory sold or
          --------
     rented or to be sold or rented or for services performed or to be performed, contract rights, Chattel Paper, instruments and documents, whether now owned or hereafter created or acquired by Borrower or in which Borrower now has or hereafter acquires any interest.

          ADJUSTMENT DATE - the third anniversary of the date of this Agreement.
          ---------------

          AGREEMENT - this Loan and Security Agreement, as the same may be
          ---------
     modified or amended from time to time in accordance with its terms.

          ASSIGNMENT - an Assignment of a to-be-issued Life Insurance Policy
          ----------
     insuring the life of Scott Dorfman in the face amount of $3,500,000.

          BUSINESS DAY - a day on which the Federal Reserve Bank of Atlanta is
          ------------
     open for business in Atlanta, Georgia.

          CHATTEL PAPER - all chattel paper, whether now owned or hereafter
          -------------
     created or acquired by Borrower or in which Borrower now has or hereafter acquires any interest.

          CLOSING DATE - the date hereof.
          ------------

          CODE - the Uniform Commercial Code as adopted and in force in the
          ----
     State of Georgia, as from time to time in effect.

          COLLATERAL - all of the Property and interests in Property described
          ----------
     in Section 5 hereof, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations.

          DEFAULT - an event or condition the occurrence of which would, with
          -------
     the lapse of time or the giving of notice, or both, become an Event of Default.

          DEFAULT RATE - as defined in Section 4.1.(B) of this Agreement.
          ------------

          EVENT OF DEFAULT - as defined in Section 9.1 of this Agreement.
          ----------------

          GAAP - generally accepted accounting principles in the United States
          ----
     of America in effect from time to time.

          GUARANTOR - Scott Dorfman and any other Person who may hereafter
          ---------
     guarantee payment or performance of the whole or any part of the Obligations.

          GUARANTEE - the Guarantee which is to be endorsed on the Term Loan
          ---------
     Note by Guarantor in favor of Lender in the form appearing at the foot of

     Exhibit A.
     ---------

          INITIAL ADVANCE - the initial drawing in an amount equal to
          ---------------
     $1,000,000.

          INTEREST PAYMENT DATE - the 1st day of each calendar month, commencing
          ---------------------
     on May 1, 1994, and continuing through and including the Maturity Date.

          INTEREST RATE - (i) for the period from the date hereof through and
          -------------
     including the Adjustment Date, fourteen percent (14%) per annum, and (ii) from and after the Adjustment Date through and including the Maturity Date, an annual rate equal to the sum of (A) the Prime Rate as announced from time to time by the Reference Bank plus (B) eight percent (8%).
                                        ----

          INVENTORY - all inventory owned by Borrower, including, but not
          ---------
     limited to, all goods intended for sale or lease by Borrower, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in Borrower's business (including, without limitation, all of the above which may be located on Borrower's premises or upon the premises of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents, or other third parties who may have possession, temporary or otherwise, thereof); and all documents evidencing and general intangibles relating to any of the foregoing, whether now owned or hereafter acquired by Borrower.

          LEASES - all leases or rental contracts pursuant to which Borrower
          ------
     rents, leases or rents Inventory.

          LIEN - any interest in Property securing an obligation owed to, or a
          ----
     claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including, but not limited to, the security interest, security title or lien arising from a security agreement, mortgage, deed of trust, deed to secure debt, encumbrance, pledge, hypothecation, assignment, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.

          LOAN - so much of the term loan credit facility as is drawn upon by
          ----
     Borrower from time to time pursuant to Section 2.2 of this Agreement.

          LOAN ACCOUNT - the loan account established on the books of Lender
          ------------
     pursuant to Section 2.3 hereof and in which Lender will record the Loan, repayments and prepayments made on the Loan and other appropriate debits and credits as provided by this Agreement.

          LOAN DOCUMENTS - this Agreement, the Other Agreements and the Security
          --------------
     Documents.

          MATURITY DATE - 5:00 p.m., Atlanta time, on the day that is the fifth
          -------------
     anniversary of the date of this Agreement.

          OBLIGATIONS - all loans and all other advances, debts, liabilities and
          -----------
     obligations arising, due or payable from Borrower to Lender in its capacity as Lender evidenced by and arising under this Agreement or any other Loan Document.

          OTHER AGREEMENTS - any and all agreements, instruments and documents
          ----------------
     (other than this Agreement and the Security Documents), heretofore, now or hereafter executed by Borrower or delivered to Lender in respect to the transactions contemplated by this Agreement, including, without limitation, the Assignment and the Term Loan Note.

          PERSON - an individual, partnership, association, corporation, joint
          ------
     stock company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          PRIME RATE - the rate of interest announced or quoted by the Reference
          ----------
     Bank from time to time as its Prime Rate, whether or not such rate is the lowest rate charged by the Reference Bank to its most preferred borrowers; and, if the Prime Rate is discontinued by the Reference Bank as a standard, a comparable reference rate designated by the Reference Bank as a substitute therefor shall be the Prime Rate. Such rate shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Reference Bank's Prime Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Reference Bank's Prime Rate becomes effective.

          PROPERTY - any interest in any kind of property or asset, whether
          --------
     real, personal or mixed, or tangible or intangible.

          REFERENCE BANK - NationsBank of Georgia, N.A., or its successor.
          --------------

          SECURITY DOCUMENTS - the Guarantee and all other instruments and
          ------------------
     agreements now or at any time hereafter securing the whole or any part of the Obligations.

          SENIOR LENDER - any bank, savings and loan, or other financial
          -------------
     institution or lender that Borrower designates in writing to Lender as a Senior Lender and that makes available to Borrower at any time and from time to time one or more credit facilities of any type or character, and any renewals, modifications, replacements or extensions thereof, which includes by way of illustration only, a revolving credit facility, a term loan facility, an equipment purchase facility or a letter of credit facility, evidencing the Senior Obligations.

          SENIOR OBLIGATIONS - all liabilities and other obligations of
          ------------------
     Borrower, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, to a Senior Lender, and any renewals, modifications, replacements or extensions thereof, in an aggregate amount not to exceed SEVEN MILLION DOLLARS ($7,000,000).

          SUBORDINATION DOCUMENT - each and every agreement, document and
          ----------------------
     instrument which evidences the senior status of the Senior Obligations and perfects or prioritizes the Senior Lender's rights in respect of the Senior Obligations vis-a-vis the Obligations, which shall be on such terms and conditions as the Senior Lender may request or require.

          TERM LOAN NOTE - the Term Loan Note to be executed by Borrower on the
          --------------
     Closing Date in favor of Lender to evidence the Loan, which shall be in the form of Exhibit A attached hereto, as the same may be modified or amended
             ---------
     from time to time after execution and delivery thereof.

     1.2. ACCOUNTING TERMS.    All accounting terms not specifically defined
          ----------------
herein shall be construed in accordance with GAAP.

     1.3. OTHER TERMS.      All other terms contained in this Agreement shall
          -----------
have, when the context so indicates, the meanings provided for by the Code to the extent the same are used or defined therein.

     1.4. CERTAIN MATTERS OF CONSTRUCTION.    The terms "herein", "hereof" and
          -------------------------------
"hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. As used herein, the singular number shall include the plural, the plural the singular, and any pronoun used shall be deemed to cover all genders, as the context may require. The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of this Agreement.

SECTION 2.  LOAN FACILITY
----------  -------------

     2.1. LOAN FACILITY.    Subject to the terms and conditions of, and in
          -------------
reliance upon the representations and warranties made by Borrower in, this Agreement and the other Loan Documents, Lender has made a total term loan credit facility of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000) to Borrower, available as provided in Section 2.2.

     2.2. AVAILABILITY AND DRAWING.    (a)  Subject to SECTION 8.3 hereof, from
          ------------------------
and after the date hereof through and including the first anniversary of the date hereof, Borrower shall be entitled to draw upon the term loan credit facility, in an amount not to exceed the difference between (A) $3,500,000 and
(B) the total amount of all amounts drawn by Borrower as of the date of such draw notice. To draw under such term loan credit facility, at least two (2) Business Days prior to the date of borrowing Borrower shall deliver to Lender by facsimile transmission a draw notice in the form of that attached hereto as Exhibit B. Upon receipt of such draw notice, Lender shall wire transfer on the
---------
date specified in the draw notice (and if such day is not a Business Day, on the next succeeding Business Day) to the account specified in the draw notice the amount drawn by Borrower pursuant thereto.

     (b) If by 5:00 p.m., Atlanta time, on the first anniversary of the date hereof, Borrower has not fully drawn all amounts available to it under the term loan credit facility, the term loan credit facility shall be permanently reduced by an amount equal to the difference between (A) $3,500,000 and (B) the total amount of all amounts drawn by Borrower as of such date and time. Once so reduced, Borrower shall have no right to borrow, and Lender shall have no obligation to make available or lend, such amount.

     2.3. LOAN ACCOUNT.     Lender shall enter the Loan as debits to the Loan
          ------------
Account and shall also record in the Loan Account all payments made by Borrower on the Loan and all proceeds of Collateral which are finally paid to Lender.


SECTION 3.  SUBORDINATION PROVISIONS
----------  ------------------------

     3.1. AGREEMENT TO SUBORDINATE.    Lender covenants and agrees that the
          ------------------------
Obligations and the Liens granted to Lender pursuant to this Agreement and the other Loan Documents, at Borrower's written request, shall be subordinated and made inferior to the Senior Obligations, which Senior Obligations are to be acquired in the future by Borrower from the Senior Lender(s). Promptly upon the request of Borrower and of the Senior Lender(s), at any time and from time to time, Lender shall execute and deliver each and every Subordination Document required to make the Obligations and the Liens granted to Lender pursuant to this Agreement and the other Loan Documents subordinate, inferior and subject to the Senior Obligations. Borrower shall reimburse Lender for reasonable legal fees and related costs and expenses incurred by Lender in connection with Lender's execution and delivery of the Subordination Documents.

SECTION 4.  INTEREST AND REPAYMENT
----------  ----------------------

     4.1. INTEREST AND CHARGES.
          --------------------

          (A) Interest shall accrue on the principal amount of the Loan outstanding at the end of each day in accordance with the terms of the Term Loan Note. Interest shall be calculated on the Loan on a daily basis (computed on the actual number of days elapsed over a year of 360 days), commencing on the date hereof, and shall be payable monthly, in arrears, on each Interest Payment Date. If an Interest Payment Date occurs on a day that is not a Business Day, the payment of interest shall be payable on the next succeeding Business Day.

          (B) Upon and after the occurrence of an Event of Default, and during the continuation thereof, the principal amount of all of the Obligations shall bear interest, calculated daily (computed on the actual days elapsed over a year of 360 days), at a fluctuating rate per annum equal to one percentage point (1.00%) above the Interest Rate then in effect (the "Default Rate").

          (C) In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Term Loan Note and charged or collected pursuant to the terms of this Agreement or pursuant to the Term Loan Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lender has charged or received interest hereunder in excess of the highest applicable rate, Lender shall promptly refund such excess interest to Borrower and such rate shall automatically be reduced to the maximum rate permitted by such law.

     4.2. REPAYMENT.   Borrower shall repay the then outstanding principal
          ---------
amount of the Loan in a single payment on the Maturity Date.

     4.3. PREPAYMENT.  From and after the Adjustment Date, Borrower shall
          ----------
have the right to prepay the Loan in whole or in part at any time and from time to time, without penalty, premium or notice. Prior to the Adjustment Date, Borrower shall not have the right to prepay all or any portion of the Loan.


SECTION 5.  COLLATERAL:  GENERAL TERMS
----------  --------------------------

     5.1. SECURITY INTEREST IN COLLATERAL.    Subject to the provisions of
          -------------------------------
Section 3.1 (and any Subordination Documents entered into by Lender), to secure the prompt payment and performance to Lender of the Obligations Borrower hereby grants to Lender a continuing security interest in and Lien upon all the following Property and interests in Property of Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

          (A) Accounts;

          (B) Inventory;

          (C) Chattel Paper;

          (D) Leases;

          (E) All accessions to, substitutions for and all replacements (including, but not limited to, all goods returned, repossessed, or acquired by Borrower by way of substitution or replacement), products and cash and non-cash proceeds of any of the Collateral described in (A), (B),
     (C) or (D) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

          (F) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of the Collateral described in (A), (B), (C) or (D) above.

     5.2. REPRESENTATIONS, WARRANTIES AND COVENANTS -- COLLATERAL.    To induce
          -------------------------------------------------------
Lender to enter into this Agreement, Borrower represents, warrants, and covenants to Lender:

          (A) Subject to Lender's obligation to subordinate the Liens granted to Lender pursuant to Section 3.1 (and any Subordination Documents entered into by Lender), (i) the Collateral is now, and will be so long as the Obligations are outstanding, owned solely by Borrower, (ii) no other Person has or will have any right, title, interest, claim, or Lien therein, thereon or thereto, other than for the rights of rental or lease customers, and (iii) Borrower has good and marketable title to the Collateral, other than for the rights of rental or lease customers.

          (B) Subject to Lender's obligation to subordinate the Liens granted to Lender pursuant to Section 3.1 and the other Loan Documents and as may be otherwise specifically consented to in writing by Lender (and any Subordination Documents entered into by Lender), the Liens granted to Lender are now and shall be first and prior on the Collateral. Except for the filing of appropriate financing statements (which financing statements have been filed in the State of Georgia), no further action need be taken to perfect the Liens granted to Lender, other than the filing of continuation statements under the Code or other applicable law at appropriate times and continued possession by Lender of that portion of the Collateral constituting instruments (other than instruments which constitute part of Chattel Paper) or documents.

          (C) Borrower shall pay and discharge when due or within any period when payment may be made without penalty all taxes, levies, and other charges upon said Collateral and upon the goods evidenced by any documents constituting Collateral, unless being contested by or on behalf of Borrower in good faith.

     5.3. FINANCING STATEMENTS.   Borrower agrees to execute and deliver,
          --------------------
in form and content satisfactory to Lender, any financing, continuation, termination or security interest filing statement, security agreement or other document as Lender may reasonably request in order to perfect, preserve, maintain or continue the perfection of Lender's security interest in the Collateral and/or its priority (subject to Section 3.1. hereof and any Subordination Documents entered into by Lender). Borrower shall pay the costs of filing of any such financing, continuation, termination or security interest filing statement as well any recordation or transfer tax required by law to be paid in connection with the filing or recording of any such statement. Unless prohibited by applicable law, Borrower hereby authorizes Lender to execute and file any such financing statement on Borrower's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

     5.4. INSURANCE OF COLLATERAL.  Borrower agrees to cause to be maintained
          -----------------------
and paid for insurance upon all Collateral (other than for Collateral in the possession of rental or lease customers) wherever located, in storage or in transit in vehicles, including goods evidenced by documents, covering casualty, hazard, public liability and such other risks and in such amounts and with such insurance companies as is customary in Borrower's business.


SECTION 6.  REPRESENTATIONS AND WARRANTIES
----------  ------------------------------

     6.1. BORROWER'S GENERAL REPRESENTATIONS AND WARRANTIES. To induce Lender
          -------------------------------------------------
to enter into this Agreement and to make advances hereunder, Borrower warrants, represents and covenants to Lender that:

          (A) Organization and Qualification.  Borrower is a limited partnership
              ------------------------------
duly organized, validly existing and in good standing under the laws of the State of Georgia. Borrower has duly qualified and is authorized to do business and is in good standing as a foreign limited partnership in all states and jurisdictions where the character of its properties or the nature of its activities make such qualification necessary and in which the failure to be so qualified would have a material adverse affect on Borrower's business operations or financial condition.

          (B) Power and Authority.  Borrower has the right and power and is duly
              -------------------
authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary action and do not and will not (i) require any consent or approval of the partners of Borrower or of any other Person which has not been obtained prior to the date hereof; (ii) contravene Borrower's certificate of limited partnership or limited partnership agreement; (iii) violate, or cause Borrower to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to Borrower; (iv) result in a breach of or constitute a default under any material agreement, lease or instrument to which Borrower is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Liens arising under or pursuant to this Agreement) upon or with respect to any of Collateral now owned or hereafter acquired by Borrower.

          (C) Legally Enforceable Agreement.  This Agreement is, and each of the
              -----------------------------
Other Agreements when delivered under this Agreement will be, a legal, valid and binding obligation of Borrower enforceable against it in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally or by principles of equity pertaining to the availability of equitable remedies.

          (D) Governmental Consents.  Borrower has, and is in good standing with
              ---------------------
respect to, all governmental consents, approvals, authorizations, permits, certificates, inspections, and franchises necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it.

          (E) Restrictions.  Borrower is not a party or subject to any contract,
              ------------
agreement, or restriction, whether oral or otherwise, which materially and adversely affects its business or the use or ownership of any of its Properties. Borrower has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property, whether now owned or hereafter acquired, to be subject to a Lien other than for Liens arising under or pursuant to, or otherwise permitted by, this Agreement.

          (F) Litigation.  There are no actions, suits, proceedings or
              ----------
investigations pending, or to the knowledge of Borrower, threatened, against or affecting Borrower, or the business, operations, Properties, prospects, profits or condition of Borrower, in any court or before any governmental authority or arbitration board or tribunal. Borrower is not in default with respect to any order, writ, injunction, judgement, decree or rule of any court, governmental authority or arbitration board or tribunal which materially and adversely affects the Properties, business, profits or condition (financial or otherwise) of Borrower.

          (G) Title to Properties.  Borrower has good title to all of its
              -------------------
Property, in each case, free and clear of all Liens other than for Liens arising under or pursuant to, or otherwise permitted by, this Agreement.

          (H) Compliance With Laws.  Borrower has complied with, and its
              --------------------
Properties, business operations and leaseholds are in compliance with, in all material respects, the provisions of all federal, state and local laws, rules and regulations applicable to Borrower, its Properties or the conduct of its business, and there have been no citations, notices or orders of material noncompliance issued to Borrower under any such law, rule or regulation.

          (I)  No Defaults.  No event has occurred and no condition exists which
               -----------
would, upon the execution and delivery of this Agreement or Borrower's performance hereunder, constitute a Default or an Event of Default. Borrower is not in default, and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any indebtedness of Borrower to any Person.

     6.2. LENDER'S REPRESENTATIONS AND WARRANTIES.    To induce Borrower to
          ---------------------------------------
enter into this Agreement and to deliver the Term Loan Note, Lender warrants, represents and covenants to Borrower that:

          (A)  Exemptions from Registration.  The Term Loan Note will be issued
               ----------------------------
in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and the Term Loan Note will or may also be issued in reliance upon the exemptions from registration contained in Sections 10-5-9(13) and (14) of the Georgia Securities Act of 1973, as amended, and/or other exemptions contained in the applicable securities or blue sky laws of other states, and that the transfer of the Term Loan Note may be restricted or limited as a condition to the availability of such exemptions.

          (B)  Investment Intent.   Lender is acquiring the Term Loan Note for
               -----------------
its own account with the intent of holding the same for investment and without the intent or a view to participating directly or indirectly in any distribution or resale of such Term Loan Note, and it does not intend to divide its participation with others, or to resell, assign or otherwise dispose of all or any part of the Term Loan Note. In making such representation, Borrower acknowledges that a purchase now with an intent to resell by reason of any foreseeable specific contingency, some predetermined event or an anticipated change in market value, or in the condition of Borrower, is inconsistent with such intent.

          (C)  Access to Information.  Lender has been supplied with, or has had
               ---------------------
access to, all information, including financial information, of Borrower to which a reasonable investor would attach significance in making investment decisions, and has had the opportunity to ask questions of, and receive answers from, knowledgeable individuals concerning Borrower and the Term Loan Note.

          (D)  No Offering Materials.  Other than the Newtel Systems, Inc.
               ---------------------
Confidential Memorandum dated November 1993 (the "Memorandum"), no offering statement, prospectus or offering circular containing information with respect to Borrower or the Term Loan Note has been or is to be prepared, and Lender has made its own inquiry and analysis with respect to Borrower and the Term Loan Note. Lender understands that the information contained in the Memorandum, including the Projected Financial Statements of Newtel Systems, Inc. for the three years ended January 31, 1997 contained therein (the "Projections"), were prepared as of November 1993 and that they have not been updated since that time. Various of the statements contained in the Memorandum and various estimates and assumptions underlying the Projections have changed as a result of the passage of time and the restructuring of the business transaction contemplated by the Memorandum. Some of such changes are material and would result in materially different disclosures if the Memorandum and the Projections were to be updated through the date of this Agreement.

          (E)  Sophistication and Experience.  Lender is an "accredited
               -----------------------------
investor" as defined in Rule 501(a) of Regulation D promulgated pursuant to the Securities Act, and that it personally, or together with its purchaser representative, has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of its investment in

Borrower and the Term Loan Note. Further, it is financially able to bear the economic risk of its investment, can afford to hold the Term Loan Note for an indefinite period, and can afford a complete loss of its investment.

     6.3. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.    Borrower covenants,
          ------------------------------------------
warrants and represents to Lender that all representations and warranties of Borrower contained in this Agreement or any of the other Loan Documents shall be true at the time of Borrower's execution of this Agreement and the other Loan Documents in all material respects, and shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.


SECTION 7.  COVENANTS AND CONTINUING AGREEMENTS
----------  -----------------------------------

     7.1. AFFIRMATIVE COVENANTS.    For so long as there are any Obligations to
          ---------------------
Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:

          (A) Taxes and Liens.  Pay and discharge all taxes, assessments,
              ---------------
levies, license fees and other impositions and governmental charges upon it, its income and Properties as and when such taxes, assessments, levies, license fees and other impositions and governmental charges are due and payable, or within any period prior to the imposition of penalties, except and to the extent that such taxes, assessments, levies, license fees and other impositions and governmental charges are being contested in good faith. Subject to the provisions of Section 3 (and any Subordination Documents entered into by Lender), Borrower shall also pay and discharge any lawful claims which, if unpaid, would materially and adversely affect the priority of the Lien granted to Lender hereunder.

          (B) Tax Returns.  File all federal, state and local tax returns and
              -----------
other reports Borrower is required by law to file, and maintain adequate reserves for the payment of all taxes, assessments, governmental charges, levies, license fees and other impositions levied upon the Collateral, Borrower, Borrower's income or profits, or upon any Property belonging to it.

          (C) Business and Existence.  Preserve and maintain its existence and
              ----------------------
all rights, privileges, and franchises in connection therewith, and maintain its qualification and good standing in all states in which such qualification is necessary and in which the failure to so qualify would materially and adversely affect its business operations or financial condition.

          (D) Care of Collateral.  Borrower will maintain the Collateral in its
              ------------------
possession in good condition (reasonable wear and tear excepted) and will not do or permit anything to be done to the Collateral that may impair its value or that may violate the terms of any insurance covering the Collateral or any part thereof.

          (E) Compliance with Laws.  Comply with all laws, ordinances,
              --------------------
governmental rules and regulations, in all material respects, to which it or its Properties are subject, and obtain and keep in force any and all governmental licenses, permits, franchises, or other governmental authorizations necessary to the ownership of its Properties or to the conduct of its business, which violation or failure to obtain might materially and adversely affect the business, prospects, profits, Properties, or condition (financial or otherwise) of Borrower.

          (F) Further Assurances.  At Lender's reasonable request, promptly
              ------------------
execute or cause to be executed and deliver to Lender any and all documents, instruments and agreements deemed reasonably necessary by Lender to give effect to or carry out the terms or intent of this Agreement or any of the other Loan Documents. Borrower shall defend its title to the Collateral against all Persons other than Senior Lender(s), Lender and sale or rental customers.

          (G) Financial Statements, Books and Records.  Borrower will: (a) at
              ---------------------------------------
all times maintain, in accordance with GAAP, accurate and complete books and records pertaining to the operation, business and financial condition of Borrower; (b) at all times maintain accurate and complete books and records pertaining to the Collateral and any contracts and collections relating to the Collateral; (c) furnish to Lender promptly upon request and in the form and content and at the intervals reasonably specified by Lender, such financial statements, reports, schedules and other information with respect to the operation, business, affairs and financial condition of Borrower as Lender may from time to time reasonably require and as are customarily provided to lenders;
(d) with prior notice, at all reasonable times and without hindrance and delay, permit Lender or any person designated by Lender to enter any place of business of Borrower or any other premises where any books, records and other data concerning Borrower and/or the Collateral may be kept and to examine, audit, inspect and make extracts from, and photocopies of, any such books, records and other data; (e) furnish to Lender promptly upon request and in the form and content reasonably specified by Lender lists of purchasers or lessees of inventory, aging of accounts, aggregate cost or wholesale market value of inventory and other data concerning the Collateral as Lender may from time to time specify; and (f) mark its books and records in a manner reasonably satisfactory to Lender so that Lender's rights in and to the Collateral as it may appear from time to time will be shown.

          (H) Place(s) of Business and Location of Collateral.  The address of
              -----------------------------------------------
Borrower's primary place of business and the address of each other place of business of Borrower are as shown on Exhibit C attached hereto. The Collateral
                                     ---------
(other than for that in the possession of rental or lease customers) and all books and records pertaining to the Collateral are and will be located as specified on such Exhibit C. Borrower will immediately advise Leader in writing
                  ---------
of the opening of any new place of business or the closing of any of its existing places of business, and of any change in the location of the places where the Collateral (other than for that in the possession of rental or lease customers), or any part thereof, or the books and records concerning the Collateral, or any part thereof, are kept.

          (I) Insurance.  Borrower will insure the portion of the Collateral
              ---------
comprising Inventory (other than that portion in a rental or lease customer's possession) against risk of loss or damage by accident, theft and other casualties in commercially reasonable amounts. All policies or certificates of such insurance (or copies thereof or binders with respect thereto) shall be furnished to Lender. Borrower will pay all premiums due or to become due for such insurance.

          (J) Performance by Lender.  If Borrower fails to perform, observe, or
              ---------------------
comply with any of the conditions, terms or covenants contained in this Agreement, Lender, without waiving or releasing any of the Obligations or any default, may (but shall be under no obligation to) at any time thereafter perform such conditions, terms or covenants for the account and at the expense of Borrower, and may enter upon any premises of Borrower for that purpose and take all such action thereon as Lender may consider necessary, or appropriate, for such purpose. All sums paid or advanced by Lender in connection with the foregoing and all court costs and costs and expenses of collection (including, without limitation, reasonable attorney's fees and expenses) incurred in connection therewith shall be paid by Borrower to Lender on demand and shall constitute and become a part of the Obligations secured hereby.

          (K) Relations with Third Parties.  Partnership agrees to enforce its
              ----------------------------
rights under and otherwise to deal with the other party to both the Assignment and Management Agreement between Partnership and HomeTel Systems, Inc. and the Services Agreement between Partnership and Innotrac Corporation, each dated as of April 11, 1994, in a manner which is intended to further the best interests of Partnership and as if the other party to each such agreement were an unaffiliated third party.

     7.2. NEGATIVE COVENANTS.    For so long as there are any Obligations to
          ------------------
Lender, Borrower covenants that, unless Lender has first consented thereto in writing, it will not:

          (A) Mergers; Consolidations; Acquisitions.  Merge or consolidate with
              -------------------------------------
any Person or acquire all or any substantial part of the Properties of any Person.

          (B) Loans.  Make any loans or other advances of money (other than for
              -----
salary, travel advances, advances against commissions and other similar advances in the ordinary course of business) to any Person, except as otherwise permitted herein.

          (C) Partnerships or Joint Ventures.  Become or agree to become a
              ------------------------------
general or limited partner in any general or limited partnership or a joint venturer in any joint venture.

          (D) Adverse Transactions.  Subject to the provisions of Section 3 (and
              --------------------
any Subordination Documents entered into by Lender), enter into any transaction which (i) may materially and adversely affect, or (ii) materially and adversely affects, the Collateral or Borrower's ability to repay the Obligations.

          (E) Limitation on Liens.  Subject to the provisions of Section 3 (and
              -------------------
any Subordination Documents entered into by Lender), create or suffer to exist any Lien upon any of its Property, income or profits, whether now owned or hereafter acquired, except: (i) Liens at any time granted in favor of Lender;
(ii) Liens for taxes not yet due or being contested as permitted by Section 7.1.(A) hereof; (iii) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons for labor, materials, supplies or rentals incurred in the ordinary course of Borrower's business, but only if the payment thereof is not at the time required (or if payment is required, only if and for so long as the execution or other enforcement of such Liens is and continues to be stayed and bonded, the validity and amount of the claims secured thereby are being contested in good faith, and such Liens do not, in the aggregate, materially detract from the value of the Property of Borrower or materially impair the use thereof in the operation of Borrower's business) and only if such Liens are junior to the Liens in favor of Lender; and (iv) such other Liens as Lender may hereafter approve in writing.

          (F) Change of Business.  Enter into any new business or make any
              ------------------
material change in any of Borrower's business objectives and purposes.

          (G) Disposition of Assets.  Sell, lease, transfer, exchange or
              ---------------------
otherwise dispose of any of its Properties, including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except (i) sales or leases of Inventory in the ordinary course of Borrower's business, or (ii) dispositions expressly authorized by this Agreement.


SECTION 8.  CONDITIONS PRECEDENT
----------  --------------------

     Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other Sections of this Agreement, it is understood and agreed that Lender will not make the Initial Advance unless and until each of the conditions set forth in SECTIONS 8.1 AND 8.2 has been satisfied at the time of the Initial Advance, all in form and substance satisfactory to Lender:

     8.1. DOCUMENTATION.    Lender shall have received the following documents,
          -------------
each to be in form and substance satisfactory to Lender and its counsel:

          (A) Copies of all filing receipts or acknowledgments issued by any governmental authority to evidence any and all filings or recordations necessary to perfect the Liens of Lender in the Collateral and evidence in a form acceptable to Lender that such Liens constitute valid and perfected security interests and Liens, having the Lien priority specified in Section 5.2.(B) hereof;

          (B) Copies of the Certificate of Limited Partnership of Borrower and the Articles of Incorporation of HomeTel Providers Inc., each as certified by the Secretary of State of the State of Georgia on April 7, 1994;

          (C) A Draw Notice in the form of Exhibit B;
                                           ---------

          (D) The Security Documents duly executed, accepted, acknowledged and delivered by or on behalf of each of the signatories thereto;

          (E) The Other Agreements (other than the Assignment) duly executed and delivered by Borrower;

          (F) The legal opinion of Kilpatrick & Cody substantially in the form of Exhibit D attached hereto; and
   ---------

          (G) Such other documents, instruments and agreements as Lender shall reasonably request in connection with the foregoing matters.

     8.2. OTHER CONDITIONS.    The following conditions have been and shall
          ----------------
continue to be satisfied:

          (A) No Default or Event of Default shall exist;

          (B) Each of the conditions precedent set forth in the other Loan Documents shall have been satisfied; and

          (C) No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby or which, in Lender's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents.

     8.3. CONDITIONS TO SUBSEQUENT ADVANCES.    Notwithstanding any other
          ---------------------------------
provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other Sections of this Agreement, it is understood and agreed that Lender will not make any advance or permit any drawing under Section 2 of this Agreement, other than the Initial Advance, unless and until each of the following conditions has been satisfied at the time of any subsequent advance or draw, all in form and substance satisfactory to Lender:

          (A) The Assignment shall have been executed and delivered by Guarantor to Lender and acknowledged by the company issuing such life insurance policy;

          (B) Copies shall have been delivered to Lender of all filing receipts or acknowledgments issued by any governmental authority to evidence any and all filings or recordations necessary to perfect the Liens of Lender in the Collateral and evidence in a form acceptable to Lender that such Liens constitute valid and perfected security interests and Liens, having the Lien priority specified in Section 5.2.(B) hereof;

          (C) No Default or Event of Default shall exist;

          (D) Each of the conditions precedent set forth in the other Loan Documents shall have been satisfied;

          (E) No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby or which, in Lender's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents;

          (F) Borrower shall have delivered evidence to Lender that Borrower has qualified and is in good standing as a foreign limited partnership in those states where the conduct of Borrower's business activities or the ownership of its Properties necessitates qualification in order to avoid a material forfeiture or liability or a material adverse consequence; and

          (G) A Draw Notice in the form of Exhibit B.
                                           ---------


SECTION 9.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT
----------  -------------------------------------------------

     9.1. EVENTS OF DEFAULT.     Subject to Section 3 (and any Subordination
          -----------------
Documents entered into by Lender), the occurrence of any one or more of the following events shall constitute an "Event of Default":

          (A) Payment of Obligations.  Borrower shall fail to pay any of the
              ----------------------
Obligations within five (5) days of the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

          (B) Misrepresentations.  Any warranty, representation, or other
              ------------------
statement made or furnished to Lender by or on behalf of Borrower in this Agreement or in any instrument or certificate furnished in compliance with or in reference to this Agreement or any of the other Loan Documents proves to have been false or misleading in any material respect when made or furnished (including without limitation, by omitting to state any material fact or facts necessary to make such representation, warranty or other statement not misleading).

          (C) Breach of Covenants.  Borrower shall fail or neglect to perform,
              -------------------
keep or observe (i) any covenant contained in Sections 5.2, 5.3, 5.4, 7.1(F)(second sentence), 7.1(G), 7.1(H), 7.2(D)(clause (ii)), or 7.2(G) of this Agreement or (ii) any other covenant contained in this Agreement (other than a covenant a default in the performance or observance of which is dealt with specifically elsewhere in this Section 9.1) and the breach of such other covenant is not cured to Lender's reasonable satisfaction within thirty (30) days after Borrower's receipt of notice of such breach from Lender.

          (D) Default Under Other Agreements.  Any event of default shall occur
              ------------------------------
under, or Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the Other Agreements and such default shall continue beyond any applicable period of grace.

          (E) Default Under Senior Obligations.  Senior Lender shall have
              --------------------------------
declared an event of default in respect of, and shall have accelerated, the Senior Obligations.

          (F) Default Under Security Documents.  Any event of default shall
              --------------------------------
occur under, or Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the Security Documents and such default shall continue beyond any applicable period of grace.

          (G) Bankruptcy.  The death of, insolvency of, appointment of a
              ----------
receiver, trustee, custodian or similar fiduciary for any part of the Property or property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any federal or state bankruptcy or insolvency laws by or against (if instituted against Borrower, such proceeding shall continue for sixty (60) days), or the making of any offer of settlement, extension or composition to their respective unsecured creditors by, Borrower or Guarantor.

     9.2. ACCELERATION OF THE OBLIGATIONS.    Subject to Section 3 (and any
          -------------------------------
Subordination Documents entered into by Lender), upon and after the occurrence of an Event of Default as above provided, all or any portion of the Obligations due or to become due from Borrower to Lender under this Agreement, or any of the other Loan Documents, shall, at the option of Lender, become at once due and payable and Borrower shall forthwith pay to Lender, in addition to any and all sums and charges due, the entire principal of and interest accrued on the Obligations.

     9.3. REMEDIES.    Subject to Section 3 (and any Subordination Documents
          --------
entered into by Lender), upon and after the occurrence of an Event of Default, Lender shall have and may exercise from time to time the following rights and remedies:

          (A) All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which Lender may be entitled, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents.

          (B) The right to take immediate possession of the Collateral (other than that in the possession of a rental or lease customer), and (i) to require Borrower to assemble the Collateral (other than that in the possession of a rental or lease customer), at Borrower's expense, and make it available to Lender at a place designated by Lender which is reasonably convenient to both parties, and (ii) to enter any of the premises of Borrower and to keep and store the same on said premises until sold.

          (C) The right to sell or otherwise dispose of all or any of the Collateral in its then condition at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender may deem advisable. Borrower agrees that ten (10) days written notice to Borrower of any public or private sale or other disposition of such Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Lender may designate in said notice; provided, however, that Lender
                                                  --------  -------
need not provide Borrower with advance notice if any portion of the Collateral will rapidly decline in value or is of a type normally sold on a recognized market. Lender shall have the right to sell, lease or otherwise dispose of such Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of such Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations.

          (D) The proceeds realized from the sale of any Collateral may be applied, after allowing two (2) Business Days for collection, first to the reasonable costs, expenses and attorneys' fees and expenses actually incurred by or on behalf of Lender for collection and for acquisition, completion, protection, removal, storage, managing, sale and delivery of the Collateral (including, but not limited to, any and all taxes incurred in connection with any such sale of the Collateral); secondly, to interest due upon any of the Obligations; and thirdly, to the principal of the Obligations. If any deficiency shall arise, Borrower and the Guarantor shall remain liable to Lender therefor; and any surplus shall be paid to Borrower.

     9.4. REMEDIES CUMULATIVE; NO WAIVER.    All covenants, conditions,
          ------------------------------
provisions, terms, warranties, guaranties, indemnities, agreements and other undertakings of Borrower contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any Guarantee given to Lender, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, provisions, warranties, guaranties, indemnities, undertakings or agreements of Borrower herein contained. Each right, power and remedy of Lender as provided for in this Agreement or in the Loan Documents or now or hereinafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in the Agreement or in the Loan Documents or now or hereinafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights, powers or remedies.


SECTION 10.  MISCELLANEOUS
-----------  -------------

     10.1.  MODIFICATION OF AGREEMENT.    This Agreement may not be modified,
            -------------------------
altered or amended, except by an agreement in writing signed by Borrower and Lender.

     10.2.  WAIVERS.   Lender's failure, at any time or times hereafter, to
            -------
require strict performance by Borrower of any provision of this Agreement shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender of an Event of Default by Borrower under this Agreement or any of the other Loan

Documents shall not suspend, waive or affect any other Event of Default by Borrower under this Agreement or any of the other Loan Documents, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the other Loan Documents and no Event of Default by Borrower under this Agreement or any of the other Loan Documents shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to Borrower. Borrower waives presentment, notice of dishonor and notice of non-payment with respect to Accounts, contract rights and Chattel Paper.

     10.3.  SEVERABILITY.   Wherever possible, each provision of this Agreement
            ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     10.4.  SUCCESSORS AND ASSIGNS.    This Agreement, the Other Agreements and
            ----------------------
the Security Documents shall be binding upon and inure to the benefit of the respective successors and permitted assigns of Borrower and Lender; provided,
                                                                    --------
however, neither Borrower nor Lender shall sell, assign, transfer or otherwise
-------
dispose of all or any part of their respective interest in this Agreement or any of the other Loan Documents hereunder or thereunder without the prior written consent of the other party.

     10.5.  CUMULATIVE EFFECT; CONFLICT OF TERMS.    The provisions of the Other
            ------------------------------------
Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

     10.6.  EXECUTION IN COUNTERPARTS.    This Agreement may be executed in any
            -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

     10.7.  NOTICE.    Except as otherwise provided herein, all notices,
            ------
requests and demands to or upon a party hereto to be effective shall be in writing (and, if sent by mail, shall be sent by certified or registered mail, return receipt requested) or by telegraph or telex or telecopy and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered when delivered against receipt or one Business Day after deposit in the mail, postage prepaid, or, in the case of telegraphic notice, when delivered to the telegraph company, or, in the case of telex notice, when sent, answerback received, or, in the case of telecopy notice, when telecopied, addressed as follows:

          (A) If to Lender:   ITC Holding Company, Inc.
                              910 First Avenue
                              P.O. Box 510
                              West Point, Georgia  31833
                              Attn:  Chief Financial Officer
                              Telecopier No.:  (706) 645-8614

          (B) If to Borrower: 1828 Meca Way
                              Norcross, Georgia  30093
                              Attn:  President
                              Telecopier No.:  (404) 233-9462

or to such other address as each party may designate for itself by like notice given in accordance with this Section 10.7.

     10.8.  TIME OF ESSENCE.    Time is of the essence of this Agreement, the
            ---------------
Other Agreements and the Security Documents.

     10.9.  ENTIRE AGREEMENT.    This Agreement and the other Loan Documents,
            ----------------
together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

     10.10.  GOVERNING LAW.    This Agreement shall be governed by the laws of
             -------------
the State of Georgia (not including choice of law rules thereof).

     IN WITNESS WHEREOF, this Agreement has been duly executed on the day and year specified at the beginning hereof.

                                  HOMETEL PROVIDERS PARTNERS, L.P.

                                  By:HomeTel Providers Inc., its general partner



                                  By: /s/ Scott Dorfman
                                     -------------------------------------------
                                     Scott Dorfman, President


                                                 [CORPORATE SEAL]


                                  ITC HOLDING COMPANY, INC.



                                  By: /s/ Doug Cox
                                     -------------------------------------------
                                     Doug Cox, Chief Financial Officer

                                                 [CORPORATE SEAL]

                                  EXHIBIT A

THIS NOTE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "FEDERAL ACT"), OR UNDER OR PURSUANT TO THE SECURITIES OR BLUE SKY LAWS (COLLECTIVELY, THE "STATE SECURITIES LAWS") OF ANY STATE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, OR SOLD, HYPOTHECATED, PLEDGED, TRANSFERRED OR ASSIGNED, NOR WILL BORROWER RECOGNIZE ANY ASSIGNEE OR TRANSFEREE AS HAVING AN INTEREST IN THIS NOTE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE UNDER THE FEDERAL ACT AND/OR THE STATE SECURITIES LAWS OR AN OPINION OF LEGAL COUNSEL SATISFACTORY TO BORROWER THAT SUCH REGISTRATION IS NOT REQUIRED.

                                  TERM LOAN NOTE


$3,500,000                                                        April 11, 1994
                                                                Atlanta, Georgia


          FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay to ITC HOLDING COMPANY, INC. ("Lender"), at Lender's office located at 910 First Avenue, West Point, Georgia 31833, or at such other place as the holder hereof may designate, the principal sum of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000) or so much thereof as may be outstanding from time to time, as well as all fees or expenses chargeable to Borrower under that certain Loan and Security Agreement, dated the date hereof, between Borrower and Lender (hereinafter, together with all supplements, riders, amendments, exhibits or schedules thereto, referred to as the "Loan Agreement"), said principal sum to be due and payable in a single installment due on the Maturity Date, together with interest on the unpaid amount hereof from the date each advance of the principal amount hereof is made until paid in full, said interest being due on each Interest Payment Date, and on the Maturity Date, and to be calculated at the rate (computed on the basis of a 360-day year and of the actual number of days elapsed) of: (i) for the period from the date hereof through and including the Adjustment Date, fourteen percent (14%) per annum, and (ii) from and after the Adjustment Date through and in including the Maturity Date, at an annual rate equal to the sum of (A) the Prime Rate as announced from time to time by the Reference Bank plus (B) eight percent (8%). All payments hereunder shall be made in lawful money of the United States.

          This Term Loan Note (the "Note") is the Term Loan Note referred to in, and is issued pursuant to, the Loan Agreement and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

          This Note and all amounts due hereunder are expressly subject to the provisions of Section 3 of the Agreement and any subordination agreement, document or instrument which may evidence such subordination.

          If any Event of Default shall occur, then, at Lender's option, the outstanding principal balance of this Note shall bear interest from and after the occurrence of such Event of Default at a variable rate per annum equal to the Default Rate until either the Event of Default is cured with Lender's permission and to Lender's satisfaction or the principal balance of this Note is paid in full.

          In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto. In the event that such a court determines that Lender has charged or received interest hereunder in excess of the highest applicable rate, such rate shall automatically be reduced to the maximum rate permitted by law and Lender shall promptly refund to Borrower any interest received by it in excess of the maximum lawful rate. It is the intent hereof that Borrower not pay or contract to pay, and that Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower under applicable law.

          If any Event of Default occurs or exists or the Loan Agreement is terminated, this Note may, at Lender's option, be declared by Lender to be immediately due and payable. In addition thereto, and not in substitution therefor, Lender shall be entitled to exercise any one or more of the other rights and remedies exercisable by lender under the Loan Agreement or any other agreement or instrument between Lender and Borrower, or provided by applicable law. No failure to exercise or delay in exercising said option or to pursue such other remedies shall constitute a waiver of such option or such other remedies or of the right to exercise any of the same in the event of any subsequent Event of Default. No single or partial exercise by Lender of any right hereunder, under any other Agreement or instrument or otherwise shall preclude any other or further exercise thereof or of any other rights. This paragraph is in addition to and in no way a limitation upon the nature of this Note or upon any other rights of Lender under this Note, the Loan Agreement, any other instrument between Lender and Borrower, or under applicable law. If this
Note is collected by or through an attorney at law, then Borrower shall be obligated to pay, in addition the principal balance and accrued interest hereof, reasonable attorney's fees actually incurred and court costs.

          Time is of the essence of this Note. To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws, and all defenses and pleas on the grounds of any extension or extensions of the time of payments or the due dates of this Note, in whole or in part, before or after maturity, with or without notice. No renewal or extension of this Note, and no delay in enforcement of this Note or in exercising any right or power hereunder, shall affect the liability of Borrower.

          Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

          This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Georgia, and is intended to take effect as an instrument under seal.

          IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed, sealed and delivered in Atlanta, Georgia, on the date first above written.


                              HOMETEL PROVIDERS PARTNERS, L.P.

                              By:   HomeTel Providers Inc., its general partner



                              By: /s/ Scott Dorfman
                                 ----------------------------------------------
                                 Scott Dorfman, President

                                                [CORPORATE SEAL]

            [GUARANTEE OF SCOTT DORFMAN APPEARS ON FOLLOWING PAGE]

                                  GUARANTEE


          FOR VALUE RECEIVED, Scott Dorfman ("Guarantor") hereby irrevocably and unconditionally guarantees to ITC HOLDING COMPANY, INC. ("Lender") the full and timely payment by HomeTel Providers Partners, L.P. ("Borrower") of all Obligations as defined in and under and pursuant to that certain Loan and Security Agreement, of even date herewith, between Lender and Borrower, and the Note upon which this Guarantee is endorsed, and any renewals, modifications, replacements or extensions of the Obligations.

     EXECUTED AND DELIVERED under seal this 11th day of April, 1994.


                                    /s/ Scott Dorfman (SEAL)
                                        --------------
                                        Scott Dorfman

                                   EXHIBIT B


                              Form of Draw Notice


                                    [Date]


VIA FACSIMILE
-------------

ITC Holding Company, Inc.
910 First Avenue
P.O. Box 510
West Point, Georgia  31833

 Attn:  [     ]


     Re:  Draw on Term Loan Credit Facility
          ---------------------------------


Dear [      ]:

     Pursuant to Section 2.2 of that certain Loan and Security Agreement (the "Agreement") dated April [ ], 1994, between ITC Holding Company, Inc. and HomeTel Providers Partners, L.P. ("Borrower"), Borrower hereby advises you that it is making a draw on the term loan credit facility extended by you to Borrower under and pursuant to the Agreement in the amount of [INSERT AMOUNT]. Such amount should be wire transferred to the account of Borrower on or before [INSERT DATE THAT IS AT LEAST TWO BUSINESS DAYS AFTER TO DATE HEREOF], pursuant to the following instructions:


                      [INSERT WIRE TRANSFER INSTRUCTIONS]


     In connection with the drawing hereunder, Borrower states as follows:

          (1) As of the date hereof, the total amount drawn by Borrower under the Agreement (and not giving effect to the drawing hereunder) is $[INSERT TOTAL DRAWINGS];

          (2) As of the date hereof, the total amount available for drawing under the Agreement is $[INSERT AVAILABLE AMOUNT]; and

          (3) Giving effect to the drawing hereunder, the remaining amount available to be drawn by Borrower is $[INSERT REMAINING AMOUNT TO BE DRAWN].


     Borrower hereby represents and warrants to Lender as follows:

          (1)  The representations and warranties set forth in Sections 5.2 and
     6.1 of the Agreement are true and correct on and as of the date hereof;

          (2) As of the date hereof, Borrower is in compliance with all the terms and provisions set forth in the Agreement;

          (3) As of the date hereof, no Default or Event of Default under or pursuant to the Agreement or the other Loan Documents has occurred or is continuing; and

          (4) The conditions set forth in Sections 8.2(B) and 8.2(C) have been and continue to be satisfied as of the date hereof.



                              HOMETEL PROVIDERS PARTNERS, L.P.

                              By:   HomeTel Providers Inc., its general partner



                              By: /s/ Scott Dorfman
                                 ----------------------------------------------
                                 Scott Dorfman, President
                                               [CORPORATE SEAL]

                                  EXHIBIT C


              Principal Place of Business and All Other Addresses


     1828 Meca Way
     Norcross, Georgia  30093

                                   EXHIBIT D

                                    [Date]



ITC Holding Company, Inc.
910 First Avenue
P.O. Box 510
West Point, Georgia  31833
 Attn:  Mr. Doug Cox, Chief Financial Officer

     RE: Loan and Security Agreement, dated April [ ], 1994, between ITC Holding Company, Inc. and HomeTel Providers Partners, L.P.
          --------------------------------------------------------------

Ladies and Gentlemen:

     We have acted as counsel to HomeTel Providers Partners, L.P., a Georgia limited partnership ("Borrower"), and Scott Dorfman, an individual resident of
                      --------
the State of Georgia ("Guarantor"), in connection with the negotiation,
                       ---------
execution and delivery of that certain Loan and Security Agreement (the "Loan
                                                                         ----
Agreement"), dated April [  ], 1994, between Borrower and ITC Holding Company,
---------
Inc., a Georgia corporation ("Lender"), and that certain Term Loan Note (the
                              ------
"Note"), dated April [  ], 1994, in the original aggregate principal amount of
------
$3,500,000, executed and delivered by Borrower in favor of Lender. This opinion is furnished pursuant to Section 8.1(G) of the Loan Agreement. Terms used herein which are defined in the Loan Agreement have the respective meanings set forth or referred to in the Loan Agreement, unless otherwise defined herein.

     This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia (the "Interpretive Standards"), which Interpretive Standards are incorporated in this opinion letter by this reference.

     In connection with our representation, we have examined fully executed counterparts (or copies as so executed) of the following documents (items (a) through (d) are hereinafter referred to collectively as the "Loan Documents" and all the items listed below are hereinafter referred to collectively as the "Transaction Documents"):

          (a) The Loan Agreement;

          (b) The Note;

          (c) All Other Agreements described on Schedule I hereto;
                                                ----------

          (d) Uniform Commercial Code ("UCC") financing statements naming
                                        ---
              Borrower as debtor and Lender as secured party (collectively, the "Financing Statements") to be filed in the filing offices
               --------------------
              indicated on Schedule II attached hereto (collectively the "Filing
                           -----------                                    ------
              Offices");
              -------

          (e) Reports ("Search Reports") dated April [ ], 1994 delivered to us and prepared by EquiFax Business Information Services and Information America (each an independent contractor and is not affiliated or supervised by our firm) as to UCC-1 financing statements on file in respect of Borrower in the offices listed on
              Schedule II hereto, which Search Reports are attached hereto as
              -----------
              Schedule III; and
              ------------

          (f) The certificates, instruments, documents and agreements listed on
              Schedule IV (the documents listed on Schedule IV as Items 5 and 6
              -----------
              are collectively referred to as the "Material Contracts").
                                                  --------------------

     In the capacity described above, we have also considered such matters of law and of fact, including the examination of originals or copies, certified or otherwise identified to our satisfaction, of the Certificate of Limited Partnership and Limited Partnership Agreement of Borrower, the Articles of Incorporation and Bylaws of the general partner of Borrower, written consents of the general partner of Borrower with respect to the transactions contemplated by the Loan Agreement, and written consents of the Board of Directors of the general partner of Borrower with respect to the transactions contemplated by the Loan Agreement, together with such other records and documents of Borrower, the general partner of Borrower, certificates of officers and representatives of Borrower and the general partner of Borrower, certificates of public officials and such other documents as we have deemed appropriate for the opinions herein set forth.

     With your permission, in rendering this opinion, we have assumed the following, in addition to the assumptions set forth in the Interpretive Standards, without any investigation or inquiry:

     (1) the due authorization, execution and delivery of all Loan Documents by all parties thereto (other than Borrower and Guarantor);

     (2) that the Loan Documents constitute the binding obligations of the parties thereto other than Borrower and Guarantor, and each such other party thereto has all requisite power and authority to perform its obligations thereunder;

     (3) that the only interest, fees and other charges contracted for or to be reserved, charged, taken or paid in connection with the transactions contemplated by the Transaction Documents are those set forth in the Loan

Documents and that all such interest, fees and charges will be reserved, charged, taken and applied by Lender solely as described therein, and that no interest shall be reserved, charged, taken or paid under the Loan Documents or the Transaction Documents on unpaid interest and that under no circumstances shall the rate of interest payable (including any fees, charges, premiums or similar amounts which may be characterized as interest) exceed 5.0% per month (whether due to prepayment, acceleration, or otherwise);

     (4) Borrower has, prior to or concurrently with the execution and delivery of the Loan Agreement, rights in, and the unrestricted right to convey the Collateral, including that portion of the Collateral which constitutes property of a type (i) in which a security interest may be granted and perfected under the provisions of Article 9 of the UCC and (ii) as to which the federal law of the United States has not preempted the UCC with respect to the validity, enforceability, perfection and priority of security interests therein (such portion of the Collateral, the "UCC Collateral");
                               ----------------

     (5) The location of the principal place of business and chief executive office of the Borrower within the State of Georgia is and will remain entirely within the county specified on Schedule II;
                               -----------

     (6) Each of the Financing Statements gives a correct address of the secured party from which information concerning the security interest to be perfected thereby may be obtained.

     Based upon the foregoing, and subject to the other exceptions, assumptions and qualifications set forth or incorporated herein by reference, it is our opinion that:

     (a) Borrower is a limited partnership duly organized and validly existing under the laws of the State of Georgia.

     (b) Borrower has the partnership power and partnership authority to execute and deliver the Loan Agreement, the Note and each of the Material Contracts, to perform its obligations thereunder, to own and operate its assets and to conduct its business.

     (c) The general partner of Borrower is HomeTel Providers Inc., a Georgia corporation, holding of record and, to our knowledge, beneficially, a partnership interest representing 90% of the total partnership interests in Borrower.

     (d) Borrower has duly authorized the execution and delivery of the Loan Agreement, the Note, and each of the Material Contracts and performance by Borrower thereunder and has duly executed and delivered the Loan Agreement, the Note and the Material Contracts.

     (e) The Guarantee is enforceable against Scott Dorfman.

     (f) Each of the Loan Agreement, the Note and the Material Contracts is enforceable against Borrower.

     (g) The execution and delivery by Borrower of the Loan Documents and the Material Contracts do not, and if Borrower were now to perform its obligations thereunder such performance would not, result in any:

     (I) violation of Borrower's Certificate of Limited Partnership or Limited Partnership Agreement;

     (II) violation of any existing federal or Georgia constitution, statute, regulation, rule, order or law to which Borrower or its properties are subject;

     (III) violation of any judicial or administrative decree, writ, judgment or order to which, to our knowledge, Borrower or its properties are subject; or

     (IV) to our knowledge, violation of any of the terms and conditions of the Material Contracts.

     (h) No consent, approval, authorization or other action by, or filing with, any governmental authority of the United States or the State of Georgia is required for Borrower's execution and delivery of the Loan Agreement and the Note or its performance thereunder.

     (i)  (I)   The Loan Agreement is effective to create a security interest in the UCC Collateral;

          (II) The Financing Statements are in appropriate form for filing in the State of Georgia and no taxes or fees, other than normal filing fees, are required to be paid in connection with such filing, and the filing of the Financing Statements in the Filing Offices will be effective to perfect the security interest created by the Loan Agreement in that portion of the UCC Collateral in which a security interest may be perfected by the filing of a UCC financing statement in the State of Georgia (the "Security Interest"); and
                                        -----------------

          (III) Assuming that the Financing Statements are filed in the Filing Offices, the Security Interest will have the priority accorded to a UCC security interest perfected by the filing of a UCC financing statement in the State of Georgia.

     Our opinions and confirmations set forth above are subject to the following exceptions and qualifications:

     A. The opinions set forth herein are limited to the laws of the State of Georgia and applicable federal laws, other than for the rules and regulations of the Federal Communications Commission.

     B. Except as expressly stated in Paragraph (j) above, we express no opinion herein with respect to the perfection or priority of any security interests, security titles or other liens created or granted under any of the

Loan Documents or with respect to any person's title to any collateral covered thereby.

     C. In rendering our opinions herein regarding the enforceability of the Loan Documents, we have assumed that, to the extent that applicable law would require the rights and remedies set forth therein to be exercised in good faith or in a reasonable or commercially reasonable manner as a condition to the enforceability thereof, and to the extent that any such condition cannot be waived, such legal requirements will be observed and satisfied.

     D. Notwithstanding anything herein to the contrary, we express no opinion in this letter regarding: (i) the effect on the enforceability of any Loan Document of any applicable laws which limit or prohibit the exercise of self-help or other non-judicial remedies (such as any right, without judicial process, to enter upon, to take possession of, to collect, retain, use and enjoy rents, issues and profits from property, or to manage property); (ii) the enforceability of any provisions in any of the Loan Documents which purport to permit any sale or other disposition of collateral other than in compliance with applicable law; (iii) the enforceability of any provisions in any of the Loan Documents which purport to permit any secured party to collect a deficiency except upon compliance with applicable law; (iv) the enforceability of any provisions in any of the Loan Documents which purport to entitle any party, as a matter of right and without court approval after any required showings and hearings, to the appointment of a receiver or the issuance of a writ of possession; (v) the enforceability of any provisions in any of the Loan Documents which purport to provide for payment of interest on unpaid interest in violation of Official Code of Georgia Annotated ("O.C.G.A.") (S) 7-4-17; (vi)
             ----------------------------------   --------
the enforceability of any provisions in any of the Loan Documents which, due to prepayment, acceleration or otherwise, would cause the rate of interest payable under any of the Loan Documents to exceed five percent (5.0%) per month in violation of O.C.G.A. (S) 7-4-18; and (vii) the enforceability of any provisions in any of the Credit Documents which purport to provide that any party shall be deemed to have been given or to have received any notice which such party did not actually receive.

     E. The opinions expressed in Paragraph (j) above are subject to the following additional exceptions and qualifications:

     (i) The effect of bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the rights of creditors, including the U.S. Bankruptcy Code in its entirety and State laws regarding fraudulent transfers, obligations and conveyances or regarding receiverships;

     (ii) In the case of proceeds, as such term is defined in the UCC, continuation of the perfection of the Security Interest therein is limited to the degree set forth in O.C.G.A. (S) 11-9-306;

     (iii) Continuation statements relating to each Financing Statement must be filed within six (6) months prior to the expiration of five (5) years from the date of filing thereof or from the effectiveness of the last continuation; and

     (iv) Additional filings may be necessary with respect to the UCC Collateral if Borrower changes its name, identity or corporate structure or the jurisdiction in which the UCC Collateral is located or in the event Borrower changes the location of its principal place of business or chief executive office.

          This opinion has been delivered solely for the benefit of the addressees pursuant to the Loan Agreement and may not be relied upon by any other person or entity for any other purpose without the express written permission of the undersigned.

                              Very truly yours,

                              KILPATRICK & CODY


                              By:/s/ David A. Stockton, a Partner
                                 --------------------------------
                                 David A. Stockton, a Partner

                                  SCHEDULE I

                        OTHER CREDIT DOCUMENTS REVIEWED
                        -------------------------------


1. Term Loan Note, dated April [ ], 1994, executed and delivered by Borrower in favor of Lender;

2. Guarantee, dated April [ ], 1994, endorsed on the Term Loan Note, and executed and delivered by Guarantor in favor of Borrower;

3. Draw Notice, dated April [ ], 1994, executed by Borrower and delivered to Lender; and

4. Bailee Letter, dated April [ ], 1994, acknowledged by Innotrac Corporation, and related UCC-1 Financing Statement

                                  SCHEDULE II

                                FILING OFFICES
                                --------------


Office of the Clerk of the Superior Court of Gwinnett County, Georgia.

                                 SCHEDULE III

                              UCC SEARCH REPORTS
                              ------------------

                                  SCHEDULE IV

                           OTHER DOCUMENTS REVIEWED
                           ------------------------


1. Certificate of Limited Partnership for Borrower issued on April [ ], 1994 by the Office of the Secretary of State of Georgia;

2. Limited Partnership Agreement, dated April [ ], 1994, between HomeTel Providers Inc. ("General Partner") and Lender, as Limited Partner;
                     -----------------

3.   Articles of Incorporation and By-laws of General Partner;

4.   Certificate of Secretary of General Partner, dated as of April [  ], 1994;

5. Assignment and Management Agreement, dated April [ ], 1994, between Borrower and HomeTel Systems, Inc.; and

6. Services Agreement, dated April [ ], 1994, between Borrower and Innotrac Corporation.

                                      -38-